OPERATING AGREEMENT

                                       OF

                               IMG TECHNOLOGY, LLC


                            Dated as of March 5, 1999


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                                TABLE OF CONTENTS
                                                                            Page

PRELIMINARY STATEMENT......................................................... 1

ARTICLE I                           DEFINITIONS............................... 1

         Section 1.1                Definitions............................... 1
         Section 1.2                Rules of Construction..................... 4

ARTICLE II                          ORGANIZATIONAL MATTERS.................... 5

         Section 2.1                Organization.............................. 5
         Section 2.2                Company Name.............................. 5
         Section 2.3                Principal Place of Business............... 5
         Section 2.4                Registered Agent.......................... 5
         Section 2.5                Company Purpose........................... 5
         Section 2.6                Term of Company........................... 5
         Section 2.7                Title to Property......................... 5

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ARTICLE III                         CAPITALIZATION............................ 5

         Section 3.1                Initial Capital Contributions of the
                                      Members................................. 6
         Section 3.2                Admission of Members...................... 6
         Section 3.3                Company Capital........................... 6

ARTICLE IV                          MANAGEMENT OF THE COMPANY; ACTS OF
                                      MEMBERS AND MEMBER MEETINGS............. 6

         Section 4.1                Management................................ 6
         Section 4.2                Voting Rights............................. 6
         Section 4.3                Management Powers......................... 6
         Section 4.5                Meetings of the Members................... 8
         Section 4.6                Limitation of Liability................... 9
         Section 4.7                Liability for Certain Acts................ 9
         Section 4.8                Reimbursement of Expenses;
                                      Compensation............................10

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ARTICLE V                           TRANSFERS; RESTRICTIONS ON TRANSFERS;
                                      ADDITIONAL MEMBERS .....................10

         Section 5.1                Transfer Procedures.......................10
         Section 5.2                Restrictions on Transfers; Permitted
                                      Transfers...............................10
         Section 5.3                Transfers by IMMUNOMEDICS.................11
         Section 5.4                Transfers by GOLDENBERG...................11
         Section 5.6                Additional Members........................12

ARTICLE VI                          DISSOLUTION AND WINDING UP................12

         Section 6.1                Dissolution Events........................12

ARTICLE VII                         REMEDIES FOR BREACH.......................13

         Section 7.1                Specific Enforcement......................13
         Section 7.2                Attorneys Fees and Expenses...............13

ARTICLE VIII                        AMENDMENTS................................13

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ARTICLE IX                          MISCELLANEOUS.............................13

         Section 9.1                Notices...................................13
         Section 9.2                Consents..................................14
         Section 9.3                Binding Effect............................14
         Section 9.4                Further Actions...........................14
         Section 9.5                Headings and Captions.....................14
         Section 9.6                Relationship of this Agreement to the
                                      Default Rules...........................14
         Section 9.7                Relationship of this Agreement and
                                      the Certificate of Formation............14
         Section 9.8                Counterparts..............................14
         Section 9.9                Creditors and Other Third Parties.........14
         Section 9.10               Governing Law.............................14
         Section 9.11               No Waiver.................................15
         Section 9.12               Integration...............................15
         Section 9.13               Severability..............................15

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ADDENDUM.................................................................... A-1

MEMBERSHIP ROSTER..................................................... EXHIBIT A

INITIAL CAPITAL CONTRIBUTIONS......................................... EXHIBIT B

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         THIS  OPERATING  AGREEMENT is entered into and shall be effective as of
March 5,  1999,  by and  between  IMMUNOMEDICS,  INC.,  a  Delaware  corporation
("IMMUNOMEDICS"),   and   DAVID   GOLDENBERG,   an   individual   ("GOLDENBERG")
(IMMUNOMEDICS and GOLDENBERG each a "Member" and sometimes collectively referred to herein as the "Members"), and IMG TECHNOLOGY, LLC, a Delaware limited liability company (the "Company").


                              PRELIMINARY STATEMENT

         A. The Company was formed on February 25, 1999 by the filing of a Certificate of Formation, duly executed by Tanya M. Taylor (in her capacity as organizer of the Company, the "Organizer"), in the office of the Secretary of the State of the State of Delaware. On February 25, 1999, the Organizer executed a Statement of the Organizer certifying to the formation of the Company and the appointment of IMMUNOMEDICS as the initial Member of the Company.

         B. The Company and Coulter Corporation intend to enter into an Operating Agreement of IBC Pharmaceutical, LLC ("IBC Pharmaceutical") (the "IBC Operating Agreement"), as Members pursuant to which the Company will, through IMMUNOMEDICS, contribute certain targeted technology to IBC Pharmaceutical.

         C. The parties to this Agreement wish to set forth their agreements regarding the financing, ownership, governance and operation of the Company. To reflect the foregoing, the parties hereto agree to continue the Company on the terms and conditions set forth below.


                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 Definitions. When used in this Agreement and the Addendum, the following capitalized terms shall have the meanings set forth in this Section, unless the context otherwise requires:

         "Accountants" means such regionally or nationally recognized firm of independent public accountants as may be engaged by the Members on behalf of the Company.

         "Act" means the Delaware Limited Liability Company Act as set forth in Sections 18-101 to 18-1109 of the Delaware Code, as amended from time to time (or any corresponding provision or provisions of succeeding law).

         "Addendum" means that addendum annexed hereto and incorporated herein by reference, which contains rules of governance with respect to various financial matters pertaining to the Company, including issues pertaining to allocations of profits and losses and with respect to applicable rules under the Code and Treasury Regulations.

         "Affiliate" means, with respect to any person, (i) any person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the specified person; (ii) any person that is an officer of, director of, partner in, or trustee of, or serves in a similar capacity with respect to, the specified person or of which the specified person is an officer, member or trustee, or with respect to which the specified person serves in a similar capacity (iii) any person that, directly or indirectly, is the beneficial owner of ten percent (10%) or more of any class of equity securities of the specified person or of which the specified person is directly or indirectly the beneficial owner of ten percent (10%) or more of any class of equity securities; or (iv) any relative or spouse of the specified person who makes his home with that of the specified person; except that a person who is a member in a company or joint venture with the Company or any Affiliate of the Company is not an Affiliate of the Company or the Member if such person is not otherwise an Affiliate thereof.

         "Agreement" means this operating agreement, as originally executed and as amended from time to time.

         "Bankruptcy" means, with respect to any Person, the (i) commencement by such Person of a voluntary case for relief as a debtor under the United States Bankruptcy Code or the filing by such Person of a petition to take advantage of any other present or future insolvency act or other applicable law relating to bankruptcy, insolvency, reorganization, or relief of debtors; (ii) making by such Person of an assignment for the benefit of creditors; (iii) consent by such Person to, or acquiescence in by such Person of, the appointment of a receiver, liquidator, trustee, custodian, or other similar official of such Person or of the whole or any substantial part of such Person's properties or assets; (iv) entering by a court of competent jurisdiction of an order, judgment, or decree, appointing a receiver, liquidator, trustee, custodian, or other similar official of such Person or of the whole or any substantial part of such Person's

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

properties or assets, which order, judgment, or decree has remained unvacated, or not set aside, or unstayed, for a period of not less than one hundred twenty
(120) days; (v) commencement of an involuntary case against such Person under the United States Bankruptcy Code, or filing against such Person of a petition seeking similar relief under any other present or future insolvency act or other applicable law relating to bankruptcy, insolvency, reorganization, or relief of debtors, which case or petition has remained undismissed for not less than one hundred twenty (120) days; (vi) assumption, under the provisions of any other law for the relief or aid of debtors, by any court of competent jurisdiction of custody or control of such Person or the whole or any substantial part of such Person's properties or assets, which custody or control remains unvacated or unstayed for not less than one hundred twenty (120) days; or (vii) in the case of a Member that is a corporation, partnership or limited liability company, the liquidation or dissolution of such Member.

         "Business Day" means any day on which the New York Stock Exchange is neither required nor authorized to close.

         "Capital Account" means the capital account established on the books of the Company for each Member in accordance with the provisions of Section 2.1 of the Addendum.

         "Capital Contribution" means, with respect to any Member, the amount of money and the fair market value of any property (other than money or a promissory note that is made by such Member and that is not readily traded on an established securities market) contributed to the Company by such Member with respect to his interest in the Company.

         "Certificate of Cancellation" means a certificate of cancellation filed with the Secretary pursuant to the Act to cancel the Certificate of Formation.

         "Certificate of Formation" means the certificate of formation filed with the Secretary on February 25, 1999 in connection with the formation of the Company, as the same may be amended from time to time.

         "Company" means the limited liability company formed and operated pursuant to the Articles of Organization and this Agreement.

         "Default Rules" means a rule provided by the Act that (i) structures, defines or regulates the finances, governance, operations or other aspect of a limited liability formed under the Act, and (ii) applies except to the extent it is negated or modified through the provisions of a limited liability company's articles of organization or operating agreement.

         "Delaware  Code"  means  Chapter  18,  Title  6  of  the  Delaware Code
Annotated.

         "Dissolution Event" means an event described in Section 7.1. "Fiscal Year" means (i) the period commencing on the date of this Agreement and ending on the following December 31; (ii) any subsequent twelve (12) month period beginning on January 1 and ending on December 31; or (iii) any portion of the period described in clauses (i) or (ii) for which the Company is required to close its books and allocate Profits (as such term is defined in the Addendum), Losses (as such term is defined in the Addendum) and other items of income, gain, loss, deduction or credit.

         "Initial Capital Contribution" means, with respect to any Member, the aggregate Capital Contributions made by such member as of the effective date of this Agreement.

         "Interest" means a Member's membership interest in the Company at any given time, including such Member's interest in the capital and profits of the Company.

         "Member" means, at any time, any Person who is then a member of the Company (within the meaning of Section 102(q) of the Act).

         "Permitted Transferee" means, with respect to any Member, (i) his spouse, children or grandchildren, (ii) a trustee of a trust for the sole benefit of any one or more of the persons identified in the preceding clause
(i), or (iii) any corporation, partnership or other entity controlled by such Member or any person identified in the preceding clause (i).

         "Person"   means  any   individual  or  trust,   estate,   partnership,
corporation, limited liability company or other entity.

         "Secretary" means the Office of the Secretary of State of the State of Delaware.

         "Transfer" means to sell, assign, convey, donate, transfer, lease, mortgage, pledge, encumber or otherwise dispose of all or part of any Interest, or to contract to do any of the foregoing.


         Section 1.2 Rules of Construction. Unless the context otherwise requires, (i) a term shall have the meaning assigned to it in Section 1.1; (ii) an accounting term not otherwise defined shall have the meaning assigned to it in accordance with generally accepted accounting principles; (iii) "or" shall not be exclusive; (iv) words in the singular shall include the plural, and vice versa; (v) words in the masculine gender shall include the feminine and neuter, and vice versa; and (vi) any reference to an "Article" or "Section," if not otherwise modified, shall be a reference to an Article or Section of this Agreement.

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

                                   ARTICLE II

                             ORGANIZATIONAL MATTERS

         Section 2.1  Organization.   On  February  25,  1999,  a Certificate of
Formation in compliance with Section 18-201(a) of the Act was filed with the Secretary causing the organization of the Company, effective as of said date.

         Section 2.2 Company Name. The name of the Company is "IMG TECHNOLOGY, LLC".

         Section 2.3 Principal Place of Business. The principal place of business of the Company is located at 300 American Road, Morris Plains, New Jersey 07950. The Members may change the principal place of business of the Company to any other place within or without the State of New Jersey. The
Company may maintain such additional offices and places of business in such locations as the Members may deem necessary or advisable.

         Section 2.4 Registered Agent. The Secretary is designated as the Company's registered agent upon whom process against the Company may be served within the State of Delaware. The President is authorized to appoint a successor registered agent or agents if the registered agent or agents resign or if the Members otherwise deem it desirable to do so.

         Section 2.5 Company Purpose. The purposes of the Company are (i) to engage in any lawful act or activity for which limited liability companies may be formed under the Act, and (ii) to engage in any and all activities necessary or incidental thereto.

         Section 2.6 Term of Company. The term of the Company commenced on the date the Articles were filed with the Secretary and shall continue until twelve o'clock noon on December 31, 2050, unless terminated sooner pursuant to the provisions of Article XII.

         Section 2.7 Title to Property. All property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such property in his individual name, and each Member's Interest shall be personal property for all purposes. At all times after the date of this Agreement, the Company shall hold title to all of its property in its own name and not in the name of any Member.


                                   ARTICLE III

                                 CAPITALIZATION

         Section 3.1 Initial Capital Contributions of the Members. The Capital Contribution of each of the Members, as of the date hereof, is as set forth on the schedule annexed hereto as Exhibit B.

         Section 3.2 Admission of Members. The Company shall not accept a Capital Contribution on behalf of the Company from any person that is not a Member and shall not admit any such person to the Company as a Member.

         Section 3.3  Company Capital.

                  Section 3.3.1. Interest. The Company shall not be required to pay interest on any Capital Contribution.

                  Section 3.3.2. Returns and Withdrawals. No Member shall have the right to withdraw or receive any return of his Capital Contribution, except as expressly provided by Section 3.3.1 and Articles IV and VI of the Addendum, and no Capital Contribution may be returned in the form of property (other than money), except as specifically provided by Section 6.8 of the Addendum.



                                   ARTICLE IV

                           MANAGEMENT OF THE COMPANY;
                       ACTS OF MEMBERS AND MEMBER MEETINGS


         Section 4.1 Management. The overall management of the Company shall be vested in its Members and all management decisions with respect to the Company shall be made in accordance with Section 4.3 and 4.4.

         Section 4.2 Voting Rights. On matters subject to a vote of the Members, the Members shall vote in proportion with their percentage Interest in the Company.

         Section 4.3 Management Powers. Management and control of the affairs of the Company shall be vested in the Members. The rights and powers of the Members shall be exercised by them in the manner set forth herein. In addition to the powers now or hereafter granted by law and as otherwise provided for in this Agreement, the Members for, and in the name and on behalf of the Company, shall have the power, either directly or through one or more intermediaries, to (i) acquire by purchase, lease or otherwise any real or personal property which may be necessary, convenient or incidental to the accomplishment of the purposes of the Company; (ii) operate, maintain, finance, improve construct, own, grant options with respect to, sell, convey, assign or lease any real or personal property which may be necessary, convenient or incidental to the accomplishment of the purposes of the Company; (iii) incur indebtedness or issue evidences of indebtedness which may be necessary, convenient, or incidental to the purposes of the Company and secure the same by mortgage, pledge, or other lien on any assets of the Company; (iv) execute any and all agreements, contracts, documents, certifications, and instruments which may be necessary, convenient, or incidental in connection with the acquisition, financing, operation, and sale of any assets of the Company; (v) prepay in whole or in part, refinance, recast, increase, modify, or extend any borrowings or indebtedness of the Company and, in connection therewith, to execute any extensions, consolidations, modifications, or renewals of any mortgages on any assets of the Company; (vi) perform, or cause to be performed, all of the Company's obligations under any agreement to which the Company is a party or is otherwise bound; (vii) prosecute, defend, or compromise upon such terms as they may determine and upon such evidence as they may deem sufficient, any obligation, suit, liability, cause of action, claim, either in favor of or against the Company; (viii) employ employees, agents, attorneys, auditors, accountants, and depositories and to pay fees, expenses, and other compensation to such persons; (ix) establish and maintain reserves for such purposes and in such amounts as the Members deem appropriate from time to time; (x) make appropriate elections permitted under applicable tax law, provided, however, that such elections shall not in the opinion of counsel to the Company or of the Accountants be disadvantageous to a majority-in-interest of the Members; and (xi) engage in any kind of activity and perform and carry out contracts of any kind necessary to, in connection with, or incidental to, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of the State of Delaware and in each state where the Company has qualified or does business.

         Section 4.4 Exclusive Duty to the Company. Each Member shall devote his or its full business time and attention to the business of the Company.

         Section 4.5 Meetings of the Members.

                  Section 4.5.1 Procedures. Meetings of the Members may be called by Members possessing, in the aggregate, at least a twenty (20%) percent Interest in the Company. The notice shall state the place, date and time of the meeting, and may, but shall not be required to, state the purpose of the meeting and the business to be transacted. Notice of any such meeting shall be given to all Members not less than ten (10) Business Days nor more than thirty (30) Business Days prior to the date of such meeting. No notice of any meeting of Members need be given to any Member who attends in person or is represented by duly executed proxy, or to any Member entitled to such notice who, in a writing executed and filed with the records of the meeting, either before or after the time thereof, waives such notification. Members may vote in person, by proxy or by telephone at such meeting and may waive advance notice of such meeting. The presence in person or by proxy of a majority in interest of the Members shall constitute a quorum for all meetings of the Members. Each meeting of Members shall be held at the Company's principal place of business or at any other location set forth in the notice thereof. At such meetings, the Members shall transact such business as may properly be brought before the meeting, whether or not notice of such meeting referenced the action taken at such meeting.

                  Section 4.5.2 Manner of Acting. If a quorum is present, the affirmative vote of those Members holding a majority in interest present at the meeting shall be the act of the Members.

                  Section 4.5.3 Record Date. For the purpose of determining the Members entitled to notice of, or to vote at, any meeting of the Members or any adjournment thereof, the Member calling the meeting may fix, in advance of sending of the notice, a date as the record date for any such determination. Such date shall not be more than thirty (30) days nor less than ten (10) days before any such meeting.

                  Section 4.5.4 Proxies. Each Member may authorize any Person or Persons to act for it by proxy on all matters in which a Member is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed on behalf of the Member or by its attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the direction of the Member executing it.


                  Section 4.5.5  Management  of  Meetings.   A representative of
IMMUNOMEDICS shall preside at and conduct any meeting of the Members.

                  Section 4.5.6 Meetings by Conference Telephone. Any action required to be taken at a meeting of the Members may be taken at a meeting held by means of conference telephone or other communications equipment by means of which all Persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at such meeting.

                  Section 4.5.7 Actions Without a Meeting. Any action required or permitted to be taken at a meeting of the Members may be taken without a meeting by written action signed by Members who possess the percentage Interests equal to the percentage Interests that would be required to take the same action at a meeting of the Members at which all Members were present. The written action is effective when signed by Members possessing the required percentage Interests, unless a different effective time is provided in the written action.

         Section 4.6 Limitation of Liability. Except as otherwise required by applicable law, no Member shall be personally liable for the debts, obligations or liabilities of the Company, whether arising in tort, contract or otherwise, solely by reason of being a Member. A Member shall be liable only to make his or its initial Capital Contribution, and shall not be required to lend any funds to the Company or, after his or its initial capital contribution shall have been made, to make any further Capital Contributions to the Company or to repay any Member, or any creditor of the Company all or any part of the negative balance of his Capital Account, provided that a Member may be required to repay distributions made to it as provided in Section 18-607 of the Act.

         Section 4.7 Liability for Certain Acts. The Members shall exercise their business judgment in managing the business, operations, and affairs of the Company. Unless fraud, willful misconduct or gross negligence shall be proved by a nonappealable court order, judgment, decree or decision, no Member shall be liable or otherwise accountable in damages to the Company or any Member for any mistake of fact or judgment or for the doing of any act or the failure to do any act in conducting the business, operations and affairs of the Company, which may cause or result in any loss or damage to the Company or to any Member. No Member shall be deemed to have in any way guaranteed the return of the Members' Capital Contributions or a profit for the Members from the operations of the Company, and no Member shall be responsible to any Member because of a loss of such Member's investment, unless such loss shall have been the result of fraud, willful misconduct or gross negligence of such Member.

         Section 4.8  Reimbursement of Expenses; Compensation.

                  Section 4.8.1 The Company shall reimburse each Member for the out of pocket expenditures he may incur in managing the business of the Company, including, without limitation, travel and lodging expenses upon submission of appropriate documentation expenses.

                  Section 4.8.2 No Member shall receive any interest, salary or drawing with respect to his Capital Contributions or Capital Account or for services rendered on behalf of the Company, or otherwise, in his capacity as a Member, except as otherwise provided in this Agreement.



                                    ARTICLE V

                      TRANSFERS; RESTRICTIONS ON TRANSFERS;
                               ADDITIONAL MEMBERS

         Section 5.1 Transfer Procedures. Except as otherwise expressly provided in this Agreement and subject in all respects to the other provisions of this
Article V, the transfer of any Interest upon the books of the Company shall be accomplished only by the submission to the Company by the transferor or transferee of a duly executed and acknowledged counterpart of the instrument making such transfer together with such other instrument or instruments signifying the transferee's agreement to be bound by all of the provisions of this Agreement (including but not limited to all of the transferor's obligations hereunder), all of the foregoing in such form and substance as shall be reasonably satisfactory to the Company. If such instruments are not so submitted, the Company need not recognize any such transfer as being effective for any purpose.

         Section 5.2  Restrictions on Transfers; Permitted Transfers.

                  Section 5.2.1  General Restrictions on  Transfer.   Except  as
otherwise permitted by this Agreement, no Member shall Transfer any or all of his or its Interest without the consent of all of the other Members.

                  Section 5.2.2 Permitted Transfers. Subject to compliance with the provisions of this Agreement, any Member may voluntarily Transfer all or any part of his or its Interest to any Permitted Transferee. Such Transfer shall not be effective unless the transferring Member provides notice to the Company setting forth (i) the identity of the transferee, and (ii) the consideration, if any, paid for the Transferred Interest at least ten (10) days before the effective date of the Transfer.

         Section 5.3 Transfers by IMMUNOMEDICS. IMMUNOMEDICS may at any time Transfer all or any portion of its Interest pursuant to Section 5.1 for consideration to an unaffiliated third party, subject to the following provisions:

                  (i) Mandatory Sale by GOLDENBERG. In the event that IMMUNOMEDICS intends to transfer its entire Interest to an unaffiliated third party pursuant to the provisions of this Section 5.3, then upon the demand of IMMUNOMEDICS, GOLDENBERG shall be required to sell to the proposed purchaser all of his Interest, such sale to be made on the same terms, conditions and price and at the same time as the proposed purchase from IMMUNOMEDICS.

                  (ii) Optional Sale by GOLDENBERG. Notwithstanding the provisions set forth in paragraph (i) of this Section 5.3, in the event that IMMUNOMEDICS receives and intends to transfer a portion of its Interest to an unaffiliated third party pursuant to the provisions of this Section 5.3 and such portion of its Interest is equal to or greater than fifty-one (51%) percent of the total Interest of all Members, then as a condition to the closing of such sale, the proposed purchaser shall be required to offer to purchase from GOLDENBERG that same percentage of his Interest as the percentage obtained by multiplying IMMUNOMEDICS' percentage Interest being sold times the entire Interest then held by IMMUNOMEDICS.

         Section 5.4 Transfers by GOLDENBERG.

                  Section 5.4.1 Purchase Option. If at any time GOLDENBERG desires to Transfer all or any portion of his Interest other than to a Permitted Transferee pursuant to Section 5.1 for consideration, he must in any event first provide IMMUNOMEDICS an opportunity to purchase his Interest, or such portion thereof, by notice, for consideration and upon other terms and conditions as GOLDENBERG shall determine. IMMUNOMEDICS shall have sixty (60) days after the mailing date of such notice in which to accept the offered Interest by written notice to GOLDENBERG.

                  Section 5.4.2 Failure to Exercise Option. In the event that IMMUNOMEDICS does not elect to purchase all or such portion of the Interest offered by GOLDENBERG pursuant to Section 5.4.1, GOLDENBERG shall be free for a period of one (1) year after the expiration of the sixty (60) day acceptance period, to transfer all, but not less than all, of his offered Interest to any prospective transferee for consideration and on such other terms and conditions no more favorable to such transferee than those offered to IMMUNOMEDICS. If the consideration or other terms or conditions offered to such transferee are more favorable than those offered to IMMUNOMEDICS, GOLDENBERG must re-offer the offered Interest to IMMUNOMEDICS pursuant to the provisions of Section 5.4.1. In the event that a Transfer of the offered Interest is effected pursuant to this
Section 5.4.2, GOLDENBERG shall, within ten (10) days thereafter, certify to IMMUNOMEDICS the identity of the transferee and that the consideration of such Transfer was no more favorable than that offered to IMMUNOMEDICS.

         Section 5.5 Repayment of Loans. Whenever the entire Interest of any Member is purchased pursuant to the provisions of this Agreement, the purchasing Member or third party may set off against the first payment to be made on account of the purchase price of the Interest purchased hereunder the unpaid balance of any indebtedness owing by such Member to the Company.

         Section 5.6 Additional Members. Additional Members may be admitted to the Company upon (i) the unanimous written consent of all of the Members, which consent may be granted or withheld in their sole discretion, and (ii) the agreement of the new Member in writing to be bound by the terms of this Agreement.


                                   ARTICLE VI


                           DISSOLUTION AND WINDING UP


         Section 6.1  Dissolution Events.

The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following events:

(i)   12:00 p.m. on December 31, 2050;

(ii) upon written notice from the Members of their desire to commence the voluntary dissolution of the Company, in accordance with the terms of Section 5.3.3; or

(iii) the entry of a decree of judicial dissolution under Section 18-802 of the Act.

         The death, retirement, resignation, expulsion or Bankruptcy of a Member or the occurrence of any other event which terminates the continued membership of a Member in the Company shall not result in the dissolution or liquidation of the Company and the business of the Company shall continue notwithstanding the occurrence of such event. The foregoing sentence shall be deemed to be a stated right to continue by the Company in conformity with Section 18-801(b) of the Act. Notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.

                                   ARTICLE VII

                               REMEDIES FOR BREACH

         Section 7.1  Specific Enforcement.   All breaches of this Agreement are
subject to specific enforcement, without prejudice to the right to seek damages or other remedies.

         Section 7.2 Attorneys Fees and Expenses. If the Company resorts to litigation to remedy a breach of this Agreement by a Member or former Member and the Company prevails in the litigation, in addition to any other remedies available to the Company under this Agreement or by law, the Company may collect its reasonable attorneys fees and expenses of litigation from such Member.


                                  ARTICLE VIII

                                   AMENDMENTS

         Members possessing at least a majority-in-interest of the Company may, without prior notice to or consent of any other Member, amend any provision of this Agreement; provided, however, that no amendment that has the effect of increasing the liability of any Member or adversely affecting any Member's interest in the income, gain or loss of the Company or in cash distributions by the Company may become effective unless affirmatively consented to by all Members who would be adversely affected thereby. Written notice of any amendment to this Agreement effected pursuant to this Article VIII shall be sent to all Members within a reasonable period of time after its adoption.




                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.1 Notices. All notices permitted or required to be given by this Agreement shall be in writing and shall be deemed to be duly given if given personally with receipt acknowledged or sent, by registered or certified mail, return receipt requested, or by fax, or by overnight courier for next day delivery, addressed to the Company at its principal office, and addressed to the respective Members at their addresses set forth on the schedule annexed hereto as Exhibit A, unless notice in writing is given of a change of address in the manner set forth herein, in which case notices shall be sent to the new address so designated. Notice of change of address shall be deemed given when actually received or upon refusal to accept delivery thereof; all other notices shall be deemed given and received on the earlier of (i) the date when actually received or upon refusal to accept delivery thereof, or (ii) on the date when personally delivered, one (1) day after being sent by telex, fax or overnight courier and three (3) days after mailing, as aforesaid.

         Section 9.2 Consents. Any consent required under the Agreement must be in writing.

         Section 9.3 Binding Effect. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their successors and assignors.

         Section 9.4 Further Actions. Each of the Members shall hereafter execute and deliver such further instruments, including written powers of attorney, and perform such further acts as may be required to carry out the intent and purposes of the Agreement.

         Section 9.5 Headings and Captions. All headings and captions contained in the Agreement and the table of contents hereto are inserted only as a matter of convenience and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision hereof.

         Section 9.6 Relationship of this Agreement to the Default Rules. Regardless of whether this Agreement specifically refers to particular Default Rules, (i) if any provision of this Agreement conflicts with a Default Rule, such provision shall control and the Default rule shall be modified or negated accordingly; and (ii) if it is necessary to construe a Default Rule as modified or negated in order to effectuate any provision of this Agreement, such Rule shall be modified or negated accordingly.

         Section 9.7 Relationship of this Agreement and the Certificate of Formation. If a provision of this Agreement differs from a provision of the Certificate of Formation, then to the extent allowed by law this Agreement will govern.

         Section 9.8 Counterparts. This Agreement may be executed in one or more counterparts and all such counterparts shall constitute one Agreement binding on all the parties notwithstanding that all the parties are not signatories to the original or the same counterpart.

         Section 9.9 Creditors and Other Third Parties. None of the provisions of this Agreement are made for the benefit of, or shall be enforceable by, any creditor of the Company or any other Person who is not a Member.

         Section 9.10 Governing Law. This Agreement shall, except as otherwise expressly provided herein, be governed by, and construed in accordance with, the laws of the State of Delaware without regard to the conflict of laws provisions thereof.

         Section 9.11 No Waiver. The failure of any party to insist upon strict performance of any provision hereof, irrespective of the length of time for which such failure continues, shall not be a waiver of such party's right to demand strict compliance in the future, and no consent or waiver, express or implied, to any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to any other breach or default in the performance of the same or any other obligation hereunder.

         Section 9.12 Integration. This Agreement constitutes the entire agreement among the parties with respect to the Company, superseding all oral and written, prior or contemporaneous agreements, discussions, negotiations, or understandings.

         Section 9.13 Severability. If any provision of this Agreement, or the application to any party or circumstance, shall be determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to such Person or circumstance, other than those as to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                   IMMUNOMEDICS, INC.



                                                    By: ________________________
                                                        Name: Robert J. DeLuccia
                                                  Title: Chief Executive Officer


                                                    IMG TECHNOLOGY, LLC
                                                    BY: IMMUNOMEDICS, INC.,
                                                    its sole Member


                                                    By: ________________________
                                                        Name: Robert J. DeLuccia
                                                  Title: Chief Executive Officer


                                                     ___________________________
                                                     DAVID M. GOLDENBERG

                                    ADDENDUM
\
                                    ARTICLE I

                                   DEFINITIONS


         Section 1.1 Definitions. When used in this Addendum to that certain Operating Agreement of IMG TECHNOLOGY, LLC, dated as of February 25, 1999 (the "Agreement"), and in the Agreement itself, capitalized terms used herein shall have the meanings set forth below in this Section, unless the context otherwise requires. Capitalized terms used herein but not otherwise defined herein shall have the meaning set forth in the Agreement.

         "Adjusted Capital Account Deficit" means, with respect to any Member at the close of any Fiscal Year, the deficit balance in such Member's Capital Account at such time (determined by (i) crediting to such Capital Account (x) the amount of such Member's Deficit Restoration Obligation at that time and (y) the amount such Member is deemed to be obligated to restore under the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Treasury Regulations at such time (determined after taking into account any changes in the Company Minimum Gain and Member Minimum Gain of the Company during such Fiscal Year); and (ii) charging to such Capital Account (x) any adjustments described in Section 1.704-1(b)(2)(ii)(d)(4) of the Treasury Regulations that, at such time, are reasonably expected to be made to such Member's Capital Account, (y) any allocations described in Section 1.704-1(b)(2)(ii)(d)(5) of the Treasury Regulations that, at such time, are reasonably expected to be made to such Member, and (z) any distributions described in Section 1.704-1(b)(2)(ii)(d)(6) of the Treasury Regulations that, at such time, are reasonably expected to be made to such Member).

         "Capital Account" means the capital account established on the books of the Company for each Member in accordance with the provisions of Section 2.1.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provision or provisions of any subsequent federal revenue law).

         "Company Minimum Gain" means, at the close of any Fiscal Year, the minimum gain of the Company (determined in accordance with Section 1.704-2(i)(2) of the Treasury Regulations).

         "Deficit Restoration Obligation" means, with respect to any Member at the end of any Fiscal Year, the amount such Member is obligated to restore under applicable law or pursuant to any provision of this Agreement on account of a deficit balance in such Member's Capital Account or is deemed obligated to restore under Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Treasury Regulations (determined after taking into account any changes in the Minimum Gain and the Member Minimum Gain during such Fiscal Year).

         "Liquidator"  means the Person  appointed  by the  Members  pursuant to
Section 6.7 to oversee the liquidation of the Company.

         "Loss" means, for any Fiscal Year, an amount equal to the Company's loss for such year, determined in accordance with Section 5.1.

         "Member Minimum Gain" means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability (determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations.

         "Member Nonrecourse Debt" means any liability of the Company that is a partner nonrecourse debt (as that term is defined by Section 1.704-2(b)(4) of the Treasury Regulations).

         "Member Nonrecourse Deductions" means, for any Fiscal Year, the partner nonrecourse deductions of the Company for such Year (determined in accordance with Section 1.704-2(i)(2) of the Treasury Regulations).

         "Net Cash Flow" means, for any Fiscal Year, the sum of (x) the excess of (A) the gross cash proceeds received by the Company in such Fiscal Year (including the net cash proceeds from all sales and other dispositions, but excluding cash proceeds received from all borrowings or refinancing of assets), over (B) the portion of such proceeds used in such Fiscal Year to pay or establish reserves for expenses, capital improvements, debt repayments, replacements and contingencies, and (y) any reductions in such Fiscal Year of previously established reserves.

         "Nonrecourse Deductions" means, for any Fiscal Year, the nonrecourse deductions of the Company for such Year (determined in accordance with Section 1.704-2(b)(1) of the Treasury Regulations).

         "Nonrecourse Liability" means a liability of the Company that is a nonrecourse liability (as that term is defined in Section 1.704-2(b)(3) of the Treasury Regulations).

         "Profit" means, for any Fiscal Year, the amount equal to the Company's profit for such year, determined in accordance with Section 3.2.

         "Regulatory  Allocations"   means,  collectively,  the  allocations set
forth in Section 3.5.

         "Service" means the Internal Revenue Service.

         "Treasury   Regulations"   means  the  official   Treasury   Department
interpretation of the Code found in Title 26 of the Code of Federal Regulations.

         Section 1.2 Rules of Construction. Unless the context otherwise requires, (i) a term shall have the meaning assigned to it in Section 1.1; (ii) an accounting term not otherwise defined shall have the meaning assigned to it in accordance with generally accepted accounting principles; (iii) "or" shall not be exclusive; (iv) words in the singular shall include the plural, and vice versa; (v) words in the masculine gender shall include the feminine and neuter, and vice versa; and (vi) any reference to an "Article" or "Section," if not otherwise modified, shall be a reference to an Article or Section of this Addendum.


                                   ARTICLE II

                       CAPITAL STRUCTURE; CAPITAL ACCOUNTS

         Section 2.1  Establishment.    A   single   Capital  Account  shall  be
established on the books of the Company for each Member. Initial Capital Accounts shall be as set forth on Exhibit B.

         Section 2.2  Maintenance  of  Capital  Accounts.   The  Capital Account
established for any Member shall be maintained in accordance with the following rules.

                  Section 2.2.1 Basic Rules. The Capital Account established for any Member shall be (i) credited with (A) such Member's Capital Contributions,
(B) such Member's allocable share of Profits and any items in the nature of income or gain that are specially allocated pursuant to Section 3.3, and (C) the amount of any Company liabilities assumed by such Member or which are secured by any property distributed to such Member by the Company; and (ii) charged with
(A) the amount of money and the gross fair market value of any property distributed to such Member pursuant to any provision of this Agreement, (B) such Member's allocable share of Losses and any items in the nature of expense or loss that are specially allocated pursuant to Section 3.3 of the Addendum, and
(C) the amount of such Member's liabilities assumed by the Company or that are secured by any property contributed to the Company by such Member.

                  Section 2.2.2 Treatment of Liabilities. The amount of any liability shall be determined for purposes of this Section 2.2 taking into account Section 752(c) of the Code and any other applicable provisions of the Code and the Treasury Regulations.

                  Section 2.2.3 Treatment of Certain Promissory Notes. If a promissory note (other than a note that is readily tradeable on an established securities market) is contributed to the Company by the person who is the maker of such note, such person's Capital Account shall be credited on account of the contribution of such note only when there is a taxable disposition of such note by the Company or when the maker makes principal payments on such note.

         Section 2.3 Revaluations of Property. The book values of all Company assets shall be adjusted to their respective gross fair market values as of the following times: (i) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis amount of money or other property; (ii) the distribution by the Company to a Member of more than a de minimis amount of money or other property as consideration for an interest in the Company; and (iii) the liquidation of the Company within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations, provided, however, that adjustments made at the times described in clauses (i) and (ii) hereof shall be made only if the Members reasonably determine that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members. The Members shall determine the gross fair market values of all Company assets pursuant to this Section 2.3.

         Section 2.4 Certain Other Adjustments to Book Values of Property. The gross fair market value of all Company assets shall be adjusted to reflect any adjustments to the tax bases of such assets pursuant to Section 743(b) or
Section 734(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations and Section 3.1(vii) or Section 3.5.5; provided, however, that such gross fair market value shall not be adjusted pursuant to this Section 2.4 to the extent an adjustment pursuant to
Section 2.3 is required in connection with a transaction that would otherwise result in an adjustment pursuant to this Section 2.4.

         Section 2.5 Compliance with Applicable Treasury Regulations. The provisions of this Article II are intended to comply with Section 1.704-1(b) of the Treasury Regulations and shall be interpreted and applied in a manner consistent with such provision. In the event that the Members holding a majority of the percentage Interest in the Company, after consultation with the Accountants, determine that it is prudent to modify the manner in which Capital

Accounts, or any credits or charges thereto are computed in order to comply with such Section, they may make such modification, provided it is not likely to have a material effect on the amounts distributable to any Member pursuant to Section
6.1 upon liquidation of the Company. The Company shall (i) after consultation with the Accountants, make any adjustments that it deems necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of Company capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Section 1.704-1(b)(2)(iv)(q) of the Treasury Regulations; and (ii) make any other appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Section 1.704-1(b) of the Treasury Regulations.

         Section 2.6 Transfers of Interests. If in any Fiscal Year a Member transfers any or all of its Interest, then such Member's Capital Account (or the portion thereof attributable to the transferred Interest) shall carry over to the transferee. If such transfer causes a termination of the Company for federal income tax purposes, the constructive reformation of the Company shall, for purposes of this Article II, be treated as the formation of a new limited liability company and the Capital Accounts of the Members shall be determined and maintained accordingly.


                                   ARTICLE III

                           COMPUTATION AND ALLOCATION
                                       OF
                             FINANCIAL AND TAX ITEMS

         Section 3.1 Computation of Profit and Loss. The Profit (or Loss) of the Company for any Fiscal Year shall be an amount equal to the Company's taxable income (or loss) for such Fiscal Year (computed in accordance with Section 703(a) of the Code), with the following adjustments:

                  (i) any income of the Company for such Fiscal Year that is exempt from federal income tax and not otherwise taken into account in computing Profit (or Loss) under this Section 3.1 shall be added to such taxable income (or loss);

                  (ii) any expenditure described in Section 705(a)(2)(B) of the Code for such Fiscal Year not otherwise taken into account in computing Profit (or Loss) under this Section 3.1 shall be subtracted from such taxable income (or loss);

                  (iii) in the event the book value of any asset is adjusted pursuant to Section 2.3, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing the Profit (or Loss);

                  (iv) any gain or loss resulting from the disposition during such Fiscal Year of any asset (in a taxable transaction) shall be computed by reference to the book value of such asset;

                  (v) in lieu of the depreciation (or cost recovery) or amortization with respect to any asset taken into account in computing such taxable income (or loss), there shall be taken into account depreciation (or cost recovery) or amortization in respect of such asset determined by applying the method used by the Company for federal income tax purposes with respect to such asset to the book value of such asset (or if the tax basis of such asset is zero at the beginning of such Fiscal Year, by applying any reasonable method selected by the Members);

                  (vi) any items in the nature of income, gain, expense or loss that are specially allocated pursuant to Sections 3.4 or 3.5 shall not be taken into account; and

                  (vii) to the extent an adjustment to the tax basis of any Partnership asset pursuant to Section 734(b) or Section 743(b) of the Code is required pursuant to Section 1.704-1(b)(2)(iv)(m)(4) of the Treasury Regulations to be taken into account in determining Capital Accounts as a result of a distribution other than in complete liquidation of a Member's interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account in computing Profit (or Loss).

The amount of the items in the nature of income, gain, expense or loss available to be specially allocated pursuant to Section 3.4 and Section 3.5 shall be determined by applying rules analogous to those set forth in this Section 3.1.

         Section 3.2  Allocation of Profit.

                  Section 3.2.1 Operating Profit. Profits for any Fiscal Year (determined without taking into account any item of gain attributable to the sale or exchange of any asset by the Company or by IBC Pharmaceutical [other than a sale or exchange made in the ordinary course of business]) shall be allocated to the Members as follows:

                  (i) first, to the Members in proportion to and to the extent of the excess, if any, of (x) the aggregate amount of Loss allocated to each such Member for all prior Fiscal Years pursuant to Section 3.3.2, over (y) the aggregate amount of Operating Profit allocated to such Member pursuant to this
Section 3.2.1(i) for all prior Fiscal Years and the aggregate amount of gain allocated to such Member pursuant to Section 3.2.2(i) for all prior Fiscal Years; and

                  (ii) second, to the Members in proportion to and to the extent of the excess, if any, of (x) the aggregate amount of Loss allocated to each such Member for all prior Fiscal Years pursuant to Section 3.3.1, over (y) the aggregate amount of Operating Profit allocated to such Member pursuant to this Section 3.2.1(ii) for all prior Fiscal Years; and

                  (iii) the remainder, eighty (80%) percent to IMMUNOMEDICS and twenty (20%) percent to GOLDENBERG.

                  Section 3.2.2 Gain on Disposition. Any item of gain that is taken into account in computing Profit for any Fiscal Year that is attributable to the sale or exchange of any asset by the Company or by IBC Pharmaceutical (other than a sale or exchange made in the ordinary course of business) shall be allocated as follows:

                  (i) first, to the Members in proportion to and to the extent of the excess, if any, of (x) the aggregate amount of Loss allocated to such Member pursuant to Section 3.3.2 for all Fiscal Years (including the current Fiscal Year), over (y) the sum of the aggregate amount of Operating Profits allocated to such Member pursuant to Section 3.2.1(i) for all prior Fiscal Years and the aggregate amount of gain allocated to such Member pursuant to this
Section 3.2.2(i) for all prior Fiscal Years;

                  (ii) then to GOLDENBERG until the aggregate amount of gain allocated to him pursuant to this Section 3.2.2(ii) with respect to such asset equals twenty-five (25%) percent of the book value of such asset at the time of sale or exchange, provided that the aggregate amount of gain allocated to GOLDENBERG pursuant to this Section 3.2.2(ii) does not exceed $4,662,000; and

                  (iii) the remainder, eighty (80%) percent to IMMUNOMEDICS and twenty (20%) percent to GOLDENBERG.

         Section 3.3  Allocation of Loss.

                  Section 3.3.1 General Rule. Loss for any Fiscal Year shall be allocated eighty percent to IMMUNOMEDICS and twenty (20%) percent to GOLDENBERG.

                  Section 3.3.2 Special Limitation. Loss allocated to the Members for any Fiscal year pursuant to Section 3.3.1 shall not exceed the maximum amount of such Loss that can be so allocated without causing any Member to have an Adjusted Capital Account Deficit at the end of such Fiscal Year. In the event some but not all of the Members would have such Adjusted Capital Account Deficits as a consequence of an allocation of Loss for a Fiscal Year pursuant to Section 3.3.1, the limitation set forth in the first sentence of this Section 3.3.2 shall be applied so as to allocate the maximum permissible amount of such Loss to each Member under Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations.

         Section 3.4 Unanticipated State of Facts. If an unanticipated state of facts arises (including a change in the federal income tax treatment of company allocations), the allocations and determinations governed by this Article III shall be made by the Members so as to carry out as nearly as practicable the purposes of this Article III, namely, to give cumulative recognition when allocating tax items to differences between the Fiscal Year in which a transaction or item is recognized for purposes of determining Profit or Loss and the taxable year in which it affects taxable income.

         Section 3.5 Special Allocations. The following special allocations shall be made in the following order:

                  Section 3.5.1 Minimum Gain Chargeback. Except as otherwise provided by Section 1.704-2(f) of the Treasury Regulations, if there is a net decrease in the Company Minimum Gain during any Fiscal Year, there shall be allocated to each Member (before any other allocation is made under this Section 3.5) items of income and gain for such Fiscal Year (and, if necessary, subsequent periods) in proportion to, and to the extent of, an amount equal to such Member's share of the net decrease in Company Minimum Gain during such Fiscal Year (determined in accordance with Section 1.704-2(g) of the Treasury Regulations). The items to be allocated for any Fiscal year under this Section
3.5.1 shall be determined in accordance with Section 1.704-2(j)(2) of the Treasury Regulations.

                  Section 3.5.2 Member Minimum Gain Chargeback. Except as otherwise provided by Section 1.704-2(i)(4) of the Treasury Regulations, if during any Fiscal Year there is a net decrease in the Member Minimum Gain attributable to a Member Nonrecourse Debt, there shall be allocated (before any allocation for such Fiscal Year is made under this Section 3.5 (other than Section 3.5.1)) to each Member with a share of the Member Minimum Gain attributable to such Member Nonrecourse Debt (as determined under Section 1.704-2(i)(5) of the Treasury Regulations) items of income and gain for such Fiscal Year (and, if necessary, for subsequent Fiscal Years) in proportion to, and to the extent of such Member's share of the net decrease during such Fiscal Year in the Member Minimum Gain attributable to such Member Nonrecourse Debt (determined under Section 1.704-2(i)(4) of the Treasury Regulations). The items to be allocated for any Fiscal Year under this Section 3.5.2 shall be determined in accordance with Section 1.704-2(j)(2) of the Treasury Regulations.

                  Section 3.5.3 Qualified Income Offset. If any Member unexpectedly receives any adjustments, allocations or distributions described in
Section  1.704-1(b)(2)(ii)(d)(4),  Section  1.704-1(b)(2)(ii)(d)(5)  or  Section
1.704-1(b)(2)(ii)(d)(6) of the Treasury Regulations during any Fiscal Year, there shall be allocated (before any allocation is made under this Section 3.5 (other than Sections 3.5.1 or Section 3.5.2)) to such Member items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible, provided that an allocation pursuant to this Section
3.5.3 shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided in this
Section 3.5 have been tentatively made as if this Section 3.5.3 were not in the Agreement. Any allocation of income or gain for any Fiscal Year made under this
Section 3.5.3 shall consist of a pro rata portion of each item of Company income (including gross income) and gain for such period (other than income or gain for such period allocated under Sections 3.5.1 or 3.5.2).

                  Section 3.5.4 Gross Income Allocation. If there is a deficit balance in the Capital Account of any Member at the end of any Fiscal Year which is in excess of the amount of such Member's Deficit Restoration Obligation at that time, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation to the Capital Account of a Member pursuant to this Section 3.5.4 shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit in excess of such Deficit Restoration Obligation after all other allocations provided for in this Section 3.5 have been made as if
Section 3.5.3 and this Section 3.5.4 were not in the Agreement.

                  Section 3.5.5 Section 754 Adjustments. To the extent an adjustment to the tax basis of any Company asset pursuant to Section 734(b) or
Section    743(b)   of   the   Code   is    required    pursuant    to   Section
1.704-1(b)(2)(iv)(m)(2)  or  Section  1.704-1(b)(2)(iv)(m)(4)  of  the  Treasury
Regulations to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of such Member's Interest or as the result of the sale of a Member's Interest, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their interests in the Company in the event Section 1.704-1(b)(2)(iv)(m)(2) of the Treasury Regulations applies, or to the distributee in the event Section 1.704-1(b) (2)(iv)(m)(4) of the Treasury Regulations applies.

                  Section 3.5.6 Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year shall be allocated as determined by the Members in a manner that is consistent with the principles of Sections 1.704-1 and 1.704-2 of the Treasury Regulations.

                  Section 3.5.7 Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any Fiscal Year shall be allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with
Section 1.704-2(i)(1) of the Treasury Regulations.

         Section 3.6 Curative Allocations. All Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of items in the nature of income, gain, expense, or loss pursuant to this Section
3.6. The Company shall make such offsetting special allocations in its discretion so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Addendum and all Company items were allocated pursuant to Section 3.2 and
Section 3.3 of the Agreement. In exercising its discretion under this Section 3.6, the Company shall take into account future Regulatory Allocations that, although not yet made, are likely to offset other Regulatory Allocations previously made.

         Section 3.7 Allocation of Tax Items. For federal and state income tax purposes, Company income gain, loss, deduction and credit (or items thereof) for any Fiscal Year shall be allocated as follows:

                  Section 3.7.1 General Rule. Except as provided in Sections 3.7.2, 3.7.3 and 3.7.4, all items of income, gain, loss, deduction and credit shall be allocated in the same manner as the correlative items are allocated under Sections 3.2 and 3.3.

                  Section 3.7.2 Section 704(c) Considerations. Items of income, gain, loss and deduction with respect to any asset contributed to the capital of the Company shall, solely for income tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such asset to the Company for federal income tax purposes and the gross fair market value of such asset at the time of contribution. In the event the book value of any asset contributed to the capital of the Company is revalued on the Company's books, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset to the Company for federal income tax purposes and the book value of such asset immediately following such revaluation in the same manner as under Section 704(c) of the Code and the Treasury Regulations thereunder. Any elections or other decisions relating to allocations made pursuant to this
Section 3.7.2 shall be made by the Members in any manner that reasonably reflects the purposes and intentions of this Agreement.

                  Section 3.7.3 Recapture Income. For purposes of deter-mining the character (as ordinary income or capital gain) of any taxable income of the Company, such portion of the taxable income of the Company which is treated as ordinary income attributable to the recapture of depreciation (or cost recovery) shall, to the extent possible, be allocated among the Member (or their successors in interest) in the same proportions that the depreciation (or cost recovery) deductions directly or indirectly giving rise to such income were previously allocated. This Section 3.7.3 shall not alter the amount of allocations to any Member but merely the character of income so allocated.

                  Section 3.7.4 Transfers of Company Interests. If during any taxable year of the Company there is a change in any Member's interest in the Company, then each Member's distributive share of each item of Company income, gain, loss and deduction shall be determined for federal income tax purposes as if the taxable year of the Company closed on the date of such change. For purposes of this Section 3.7.4, a transfer of an interest in the Company made during the first fifteen (15) days of any calendar month will be deemed to have been effected at the opening of month, and a transfer made after the fifteenth day of any calendar month will be deemed to have been effected at the opening of the following month.

                                   ARTICLE IV

                                  DISTRIBUTIONS

         Section 4.1  Distributions.   Except  as  otherwise provided by Section
6.1,

                  Section 4.1.1 Distributable. Distributable cash (as the same is determined by the Company at its sole discretion) at the close of any Fiscal Year shall be distributed eighty (80%) percent to IMMUNOMEDICS and twenty (20%) percent to GOLDENBERG.

                  Section 4.1.2 Special Limitation. Distributions made pursuant to Section 4.1.1 shall not exceed the maximum amount that can be so made without causing any Member to have an deficit Capital Account balance. In the event some but not all of the Members would have such deficits as a consequence of a distribution pursuant to Section 4.1.1, the limitation set forth in the first sentence of this Section 4.1.2 shall be applied on a Member-by-Member basis so as to distribute the maximum permissible amount to each Member.

         Section 4.2 [ Intentionally Omitted ]

         Section 4.3  Amounts Withheld.

                  Section  4.3.1  Amounts  Withheld  on Behalf  of  Governmental
Authority. All amounts withheld pursuant to the Code and the Treasury Regulations or any provision of any state or local tax law or the law of any foreign country or subdivision thereof with respect to any payment, distribution, or allocation to the Company or the Members shall be treated as amounts distributed to the Members pursuant to Section 4.1 or Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from distributions, or with respect to allocations, to the Members and to pay over to any federal, state, or local government or foreign government or any subdivision thereof any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state, or local law or the law of any foreign country or subdivision thereof and shall allocate such amounts to the Members with respect to which such amount was withheld.

         Section 4.4 Liability for Distributions. A Member who receives a distribution for the Company shall have no liability under the Act or any other applicable law for the amount of the distribution after the expiration of six
(6) years from the date of the distribution unless an action to recover the distribution from such member is commenced prior to the expiration of such six- (6-) year period and an adjudication of liability against such Member is made in such action.

         Section 4.5 Distributions in Kind. The Company shall have the right to compel a Member to accept a distribution of any asset in kind, whether or not the percentage of the asset distributed to it exceeds a percentage of that asset which is equal to the percentage in which it shares in distributions from the Company.


                                    ARTICLE V


                                BOOKS OF ACCOUNT;
                      FINANCIAL STATEMENTS; FISCAL MATTERS

         Section 5.1  Accounting, Books and Records.

                  Section 5.1.1  Required  Records.   The  Members shall keep on
site at the principal place of business of the Company each of the following:

                  (i) separate books of account for the Company which shall show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection therewith and the operation thereof accordance with this Agreement;

                  (ii) a current list of the full name and last known business, residence, or mailing address of each Member, both past and present;

                  (iii)  a  copy  of   the  Articles  of  Organization  and  all
 amendments thereto, together with executed copies of any powers of attorney pursuant to which any amendment has been executed;

                  (iv) copies of the Company's federal, state, and local income tax returns and reports, if any, for the three most recent years;

                  (v)  copies of this Agreement; and

                  (vi) any minutes of meetings of the Members and any written consents obtained from Members pursuant to Section 407 of the Act and the Agreement regarding action taken by Members without a meeting.

                  Section 5.1.2 Accounting Matters. The books of account of the Company shall be kept on a calendar year basis in accordance with generally accepted accounting principles. The Company shall, to the extent permitted by the Code, compute its income (and items thereof) for federal income tax purposes on the basis of the calendar year using the cash method of accounting.

                  Section 5.1.3 Access to Records. After giving reasonable advance written notice to the Company stating under oath the purpose thereof, any Member may inspect and review the Company Records for any proper purpose and may, at the Member's expense, have the Company make copies of any portion or all of the Company Records. A proper purpose shall mean a purpose reasonably related to such person's interest as a Member. Unless the Company agrees otherwise, all Member access to the Company Records must take place during the Company's regular business hours. The Company may impose additional reasonable conditions and restrictions on Members' access to the Company Records, including specifying the amount of advance notice a Member must give and the charges imposed for copying.

         Section 5.2  Reports.

                  Section 5.2.1  Generally.   The Treasurer of the Company shall
be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Accountants.

                  Section 5.2.2 Annual Reports. Within one hundred eighty (180) days after the close of each Fiscal Year, the Company shall send to each Person who was a Member at any time during the Fiscal Year then ended the consolidated balance sheet of the Company as of the close of such Year and the related consolidated statements of income, changes in Members' equity and changes in financial position for such Fiscal Year. Such consolidated balance sheets and statements need not be audited.

         Section 5.3  Tax Matters.

                  Section 5.3.1 Tax Elections. IMMUNOMEDICS shall, without any further consent of the Members being required, make any and all elections for federal, state, local, and foreign tax purposes, including any election, if permitted by applicable law (i) to adjust the basis of the Company's assets pursuant to Sections 754, 734(b) and 743(b) of the Code (or comparable provisions of state, local or foreign law); (ii) to extend the statute of limitations for assessment of tax deficiencies against the Members with respect to adjustments to the Company's federal, state, local or foreign tax returns; and (iii) to the extent provided in Sections 6221 through 6231 of the Code and similar provisions of federal, state, local, or foreign law, to represent the Company and the Members before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Members in their capacities as Members, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Members with respect to such tax matters or otherwise affect the rights of the Company and the Members.

                  Section 5.3.2 Tax Information. The Company shall use its best efforts to send, within ninety (90) days after the close of each Fiscal Year, to each Person who was a Member at any time during the Fiscal Year then ended, such tax information (including a Schedule K-1) as shall be necessary for the preparation by such Person of his or her federal and state income tax returns, and any other tax return required by any jurisdiction in which the Company is formed or qualified to conduct business.

         Section 5.4 Tax Matters Partner. IMMUNOMEDICS shall serve as the tax matters partner of the Company within the meaning of Section 6231(a)(7) of the Code and the Treasury Regulations promulgated thereunder for purposes of representing the Company in administrative proceedings relating to the federal income tax treatment of items of Company income, gain, loss, deduction, or credit. In its capacity as the tax matters partner of the Company, such Member shall have all authority granted to a tax matters partner by the Code and shall have the right, at Company expense, to retain professional assistance in connection with any audit of the Company by the Service.

                                   ARTICLE VI

                         TAX AND FINANCIAL CONSEQUENCES
                          OF DISSOLUTION OF THE COMPANY

         Section 6.1 Winding Up. Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company's business and affairs, provided that all covenants contained in the Agreement and this Addendum and obligations provided for in the Agreement and this Addendum shall continue to be fully binding upon the Members until such time as all of the Company's assets have been distributed pursuant to this Section 6.1 and the Articles of Dissolution have been filed in accordance with the Act. The Members shall be responsible for supervising the winding up and dissolution of the Company, which winding up and dissolution shall be completed as expeditiously as possible. The Members shall take full account of the Company's liabilities and assets and shall cause its assets or the proceeds from the sale thereof (as determined pursuant to Section 6.8), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order:

                  (i) first, to creditors (including Members who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company's debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made and liabilities for distribution to members under Section 507 or Section 509 of the Act;

                  (ii)  second, except as provided in this Agreement, to Members
and  former  Members  of  the  Company  in   satisfaction   of  liabilities  for
distribution under Sections 507 or 509 of the Act; and

                  (iii)  the balance, if any,  to the Members in accordance with
the  positive  balance  in  Capital   Accounts,   after  giving  effect  to  all
contributions, distributions and allocations for all periods.

No Member shall receive additional compensation for any services performed pursuant to this Section 6.1.

         Section 6.2 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts. In the event the Company is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (i) distributions shall be made pursuant to this Section 6.2 to the Members who have positive Capital

Accounts in compliance with Section 1.704-1(b)(2)(ii)(B)(2) of the Treasury Regulations. If any Member has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Member shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Members pursuant to this Article VI may be:

                  (i) distributed to a trust established for the benefit of the Members for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company and distributed from such trust to the Members from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Members pursuant to Section 6.1; or

                  (ii) withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Members as soon as practicable.

         Section 6.3 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Article VI, in the event the Company is liquidated within the meaning of Section 1.706-1 (b)(2)(ii)(g) of the Treasury Regulations but no Dissolution Event has occurred, the Company shall not be liquidated, the Company's debts and other liabilities shall not be paid or discharged, and the Company's affairs shall not be wound up. Instead, soley for federal income tax purposes, the Company shall, to the extent required by applicable Treasury Regulations, be deemed to have contributed its assets in-kind to a new limited liability company, which shall be deemed to have taken such assets subject to all debts of the Company and other liabilities, in exchange for all of the ownership interests in that new company. Immediately thereafter, the Company shall, to the extent required by applicable Treasury Regulations, be deemed to have distributed such interests in-kind to the Members.

         Section 6.4 Rights of Members. Except as otherwise provided in this Agreement, each Member shall look solely to the assets of the Company for the return of his Capital Contribution and has no right or power to demand or receive assets other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Members shall have no recourse against the Company or any other Member.

         Section 6.5 Notice of Dissolution/Termination.

                  Section 6.5.1 In the event a Dissolution Event occurs, the Liquidator shall, within thirty (30) days thereafter, provide written notice thereof to each of the Members and to all other parties with whom the Company regularly conducts business and shall publish notice thereof in a newspaper of general circulation in each place in which the Company regularly conducts business.

                  Section 6.5.2 Upon completion of the distribution of its assets as provided in this Article VI, the Company shall be terminated, and the Liquidator shall cause the filing of the Articles of Dissolution pursuant to
Section 705 of the Act and shall take all such other actions as may be necessary to terminate the Company.

         Section 6.6 Allocations During Period of Liquidation. During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Members pursuant to Section 6.1), the Members shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Article III.

         Section 6.7  Certain Arrangements Relating to Liquidation.

                  Section 6.7.1 Appointment. At the time that a Dissolution Event first occurs, IMMUNOMEDICS shall appoint a Person to oversee the liquidation of the Company.

                  Section 6.7.2 Fees. The Company is authorized to pay a reasonable fee to the Liquidator for his services performed pursuant to this
Article VI and to reimburse the Liquidator for his reasonable costs and expenses incurred in performing those services.

         Section 6.8 Form of Liquidating Distributions. For purposes of making distributions required by Section 6.1, the Liquidator may determine whether to distribute all or any portion of the Company's assets in-kind or to sell all or any portion of such assets and distribute the proceeds therefrom.

                                                                       EXHIBIT A



                                MEMBERSHIP ROSTER


   Name of Member                                                      Address

IMMUNOMEDICS, INC.                                      300 American Road
                                                        Morris Plains, NJ 07950


DAVID M. GOLDENBERG


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                                                                       EXHIBIT B

                      MEMBERS INITIAL CAPITAL CONTRIBUTIONS


   Name of Member                                                    $ Amount

IMMUNOMEDICS, INC.                                                   $18,648,000


DAVID M. GOLDENBERG                                                  $         0


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